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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 30, 1999

                               Enter Tech Corp.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Nevada                          0-21241              84-1349553
----------------------------           -----------         -------------------
(State or other jurisdiction           (Commission          (IRS Employer
    of incorporation)                  File Number)        Identification No.)


        430 East 6th Street, Loveland, Colorado                 80537
        ----------------------------------------              ----------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(970) 669-5292


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Item 5. Other Events.

    Press Release. The information set forth in a press release of the Registrant dated July 30, 1999, which is filed as Exhibit 99.1 to this report, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

    (c) Exhibits.

    99.1   Press Release of the Registrant dated July 30, 1999.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 2, 1999                   Enter Tech Corp.


                                       By: /s/ Sam Lindsey
                                          ----------------------
                                          Sam Lindsey, President